SUB-ITEM 77Q1(E)

                                AMENDMENT NO. 10

                                       TO

                      MASTER INVESTMENT ADVISORY AGREEMENT

     This Amendment dated as of April 30, 2010, amends the Master Investment Advisory Agreement (the "Agreement"), dated November 25, 2003, between AIM Counselor Series Trust, a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, AIM Counselor Series Trust is now named AIM Counselor Series Trust (Invesco Counselor Series Trust); and

     WHEREAS, the following Funds have been renamed:

CURRENT NAME                         NEW NAME
------------                         --------------------------------------
AIM Core Plus Bond Fund              Invesco Core Plus Bond Fund
AIM Floating Rate Fund               Invesco Floating Rate Fund
AIM Multi-Sector Fund                Invesco Multi-Sector Fund
AIM Select Real Estate Income Fund   Invesco Select Real Estate Income Fund
AIM Structured Core Fund             Invesco Structured Core Fund
AIM Structured Growth Fund           Invesco Structured Growth Fund
AIM Structured Value Fund            Invesco Structured Value Fund;

     NOW, THEREFORE, the parties agree that;

     1. All references to AIM Counselor Series Trust in the Agreement are hereby deleted and replaced with AIM Counselor Series Trust (Invesco Counselor Series Trust).

     2. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

NAME OF FUND                                           EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                           ------------------------------------
Invesco Core Plus Bond Fund                                      June 2, 2009
Invesco Floating Rate Fund                                       April 14, 2006
Invesco Multi-Sector Fund                                        November 25, 2003
Invesco Select Real Estate Income Fund                           March 12, 2007
Invesco Structured Core Fund                                     March 31, 2006
Invesco Structured Growth Fund                                   March 31, 2006

Invesco Structured Value Fund                                    March 31, 2006
Invesco Balanced Fund                                            February 12, 2010
Invesco California Tax-Free Income Fund                          February 12, 2010
Invesco Dividend Growth Securities Fund                          February 12, 2010
Invesco Equally-Weighted S&P 500 Fund                            February 12, 2010
Invesco Fundamental Value Fund                                   February 12, 2010
Invesco Large Cap Relative Value Fund                            February 12, 2010
Invesco New York Tax-Free Income Fund                            February 12, 2010
Invesco S&P 500 Index Fund                                       February 12, 2010
Invesco Van Kampen American Franchise Fund                       February 12, 2010
Invesco Van Kampen Core Equity Fund                              February 12, 2010
Invesco Van Kampen Equity and Income Fund                        February 12, 2010
Invesco Van Kampen Equity Premium Income Fund                    February 12, 2010
Invesco Van Kampen Growth and Income Fund                        February 12, 2010
Invesco Van Kampen Money Market Fund                             February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund             February 12, 2010
Invesco Van Kampen Small Cap Growth Fund                         February 12, 2010
Invesco Van Kampen Tax Free Money Fund                           February 12, 2010

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

     The Trust shall pay the Adviser, out of the assets of each Fund, as full compensation for all services rendered, an advisory fee for such Funds as set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Funds for the calendar year computed in the manner used for the determination of the net asset value of shares of such Funds.

                           INVESCO CORE PLUS BOND FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million .......................................      0.450%
Next $500 million ........................................      0.425%
Next $1.5 billion ........................................      0.400%
Next $2.5 billion ........................................      0.375%
Over $5 billion ..........................................      0.350%

                           INVESCO FLOATING RATE FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million .......................................       0.65%
Next $4.5 billion ........................................       0.60%
Next $5 billion ..........................................      0.575%
Over $10 billion .........................................       0.55%

                            INVESCO MULTI-SECTOR FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million .......................................      0.695%
Next $250 million ........................................       0.67%
Next $500 million ........................................      0.645%
Next $1.5 billion ........................................       0.62%
Next $2.5 billion ........................................      0.595%
Next $2.5 billion ........................................       0.57%
Next $2.5 billion ........................................      0.545%
Amount over $10 billion ..................................       0.52%

                     INVESCO SELECT REAL ESTATE INCOME FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million........................................       0.75%
Next $250 million.........................................       0.74%
Next $500 million.........................................       0.73%
Next $1.5 billion.........................................       0.72%
Next $2.5 billion.........................................       0.71%
Next $2.5 billion.........................................       0.70%
Next $2.5 billion.........................................       0.69%
Amount over $10 billion...................................       0.68%

                          INVESCO STRUCTURED CORE FUND
                         INVESCO STRUCTURED GROWTH FUND
                          INVESCO STRUCTURED VALUE FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million........................................       0.60%
Next $250 million.........................................      0.575%
Next $500 million.........................................       0.55%
Next $1.5 billion.........................................      0.525%
Next $2.5 billion.........................................       0.50%
Next $2.5 billion.........................................      0.475%
Next $2.5 billion.........................................       0.45%
Over $10 billion..........................................      0.425%

                              INVESCO BALANCED FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million........................................       0.52%
Over $500 million.........................................      0.495%

                     INVESCO CALIFORNIA TAX-FREE INCOME FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million........................................       0.47%
Next $250 million.........................................      0.445%
Next $250 million.........................................       0.42%
Next $250 million.........................................      0.395%
Over $1.25 billion........................................       0.37%

                     INVESCO DIVIDEND GROWTH SECURITIES FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million........................................      0.545%
Next $750 million.........................................       0.42%
Next $1 billion...........................................      0.395%
Next $1 billion...........................................       0.37%
Next $1 billion...........................................      0.345%
Next $1 billion...........................................       0.32%
Next $1 billion...........................................      0.295%
Next $2 billion...........................................       0.27%
Next $2 billion...........................................      0.245%
Next $5 billion...........................................       0.22%
Over $15 billion..........................................      0.195%

                      INVESCO EQUALLY-WEIGHTED S&P 500 FUND
                           INVESCO S&P 500 INDEX FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $2 billion..........................................       0.12%
Over $2 billion...........................................       0.10%

                         INVESCO FUNDAMENTAL VALUE FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million...........................................    0.67%
Over $500 million............................................    0.62%

                      INVESCO LARGE CAP RELATIVE VALUE FUND
                    INVESCO VAN KAMPEN EQUITY AND INCOME FUND
                    INVESCO VAN KAMPEN GROWTH AND INCOME FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $150 million........................................       0.50%
Next $100 million.........................................       0.45%
Next $100 million.........................................       0.40%
Over $350 million.........................................       0.35%

                      INVESCO NEW YORK TAX-FREE INCOME FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million........................................       0.47%
Over $500 million.........................................      0.445%

                   INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND
                  INVESCO VAN KAMPEN EQUITY PREMIUM INCOME FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million........................................       0.70%
Next $500 million.........................................       0.65%
Over $1 billion...........................................       0.60%

                       INVESCO VAN KAMPEN CORE EQUITY FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $1 billion..........................................       0.65%
Next $1.5 billion.........................................       0.60%
Over $2.5 billion.........................................       0.55%

                      INVESCO VAN KAMPEN MONEY MARKET FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $250 million........................................      0. 45%
Next $500 million.........................................      0.375%
Next $500 million.........................................      0.325%
Next $250 million.........................................       0.30%
Next $250 million.........................................      0.275%
Next $500 million.........................................       0.25%
Next $500 million.........................................      0.225%
Next $12.25 billion.......................................       0.20%
Next $2.5 billion.........................................      0.199%
Next $7.5 billion.........................................      0.198%
Next $5 billion...........................................      0.197%
Over $30 billion..........................................      0.196%

              INVESCO VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million........................................       0.60%
Over $500 million.........................................       0.50%

                    INVESCO VAN KAMPEN SMALL CAP GROWTH FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million........................................       0.80%
Next $500 million.........................................       0.75%
Over $1 billion...........................................       0.70%

                     INVESCO VAN KAMPEN TAX FREE MONEY FUND

NET ASSETS                                                   ANNUAL RATE
----------                                                   -----------
First $500 million........................................       0.45%
Next $250 million.........................................      0.375%
Next $250 million.........................................      0.325%
Next $500 million.........................................       0.30%
Next $500 million.........................................      0.275%
Next $500 million.........................................       0.25%
Next $500 million.........................................      0.225%
Next $12 billion..........................................       0.20%
Over $15 billion..........................................      0.199%"

     2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.


                                        AIM COUNSELOR SERIES TRUST
                                        (INVESCO COUNSELOR SERIES TRUST)


Attest: /s/ Stephen R. Rimes            By: /s/ John M. Zerr
        -----------------------------       John M. Zerr
        Assistant Secretary                 Senior Vice President

(SEAL)


                                        INVESCO ADVISERS, INC.


Attest: /s/ Stephen R. Rimes            By: /s/ John M. Zerr
        -----------------------------       John M. Zerr
        Assistant Secretary                 Senior Vice President

(SEAL)